Guggenheim Funds Trust
702 King Farm Blvd., Suite 200
Rockville, Maryland 20850

Supplement dated September 30, 2026
to the currently effective Statement of Additional Information (“SAI”), dated April 27, 2026, as supplemented from time to time, for the following fund:

Guggenheim Ultra Short Income ETF

This supplement provides new and additional information beyond that contained in the
SAI and should be read in conjunction with the foregoing document.

The information in this SAI relating to the Guggenheim Securitized Income ETF and Guggenheim Investment Grade CLO ETF series of Guggenheim Funds Trust has been superseded by the new SAI for the Guggenheim Securitized Income ETF and Guggenheim Investment Grade CLO ETF dated September 30, 2026. Therefore, all information in this SAI relating to the Guggenheim Securitized Income ETF and Guggenheim Investment Grade CLO ETF is hereby deleted.  The information contained in this SAI relating to the Guggenheim Ultra Short Income ETF remains unchanged.

Please retain this supplement for future reference.

SUPP-SAI-GCSH-0926x0127